SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 5, 2002
                                                          -------------

                               THESTREET.COM, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-025779                  06-1515824
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 (State or Other Jurisdiction       (Commission                (IRS Employer
        of Incorporation)           File Number)             Identification No.)


14 Wall Street, New York, New York                                       10005
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code               (212) 321-5000
                                                               -----------------

                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes In Registrant's Certifying Accountant.

         The Audit Committee of the Board of Directors of TheStreet.com, Inc. ("TheStreet.com" or the "Company") considers and recommends to the Board the selection of TheStreet.com's independent public accountants. The final selection, which is made by the Board, is subject to ratification by stockholders at the Company's annual meeting. At an Audit Committee meeting on February 12, 2002, the committee voted to put into review the Company's selection of independent public accountants for 2002. The Company invited four firms, including Arthur Andersen LLP ("Andersen"), the Company's current accountants, to participate. On March 5, 2002, prior to its scheduled participation in the review, Andersen informed TheStreet.com that it was resigning its engagement, effective upon completion of the 2001 audit and filing of the related Annual Report on Form 10-K. Attached as Exhibit 16.1 is a copy of Andersen's letter to TheStreet.com dated March 5, 2002 informing TheStreet.com of its resignation. Attached as Exhibit 16.2 is a copy of TheStreet.com's letter to Andersen in response, dated March 6, 2002. As recommended by the Audit Committee, TheStreet.com's Board of Directors on March 12, 2002 engaged Ernst & Young LLP to serve as TheStreet.com's independent public accountants for 2002. The appointment of Ernst & Young LLP is subject to ratification by TheStreet.com's stockholders at the 2002 annual meeting scheduled for May 29, 2002.

         Andersen's reports on TheStreet.com's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on TheStreet.com's consolidated financial statements for 2001 has not yet been issued, but is expected to be issued on an unqualified basis later this month in conjunction with the filing of TheStreet.com's Annual Report on Form 10-K.

         During TheStreet.com's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on TheStreet.com's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         TheStreet.com has provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.3 is a copy of Andersen's letter to the Securities and Exchange Commission, dated March 12, 2002, stating its agreement with such statements.

         During TheStreet.com's two most recent fiscal years and through the date of this Form 8-K, TheStreet.com did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on TheStreet.com's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.   Financial Statements and Exhibits.

    (c)   Exhibits.  The following exhibits are filed with this document:

   16.1   Letter from Arthur Andersen LLP to TheStreet.com dated March 5, 2002

   16.2   Letter from TheStreet.com to Arthur Andersen LLP dated March 6, 2002

   16.3 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 12, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THESTREET.COM, INC.


Dated:   March 12, 2002                   By:     /s/ Thomas J. Clarke
                                             ------------------------------
                                          Thomas J. Clarke
                                          Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------

         16.1     Letter from Arthur Andersen LLP to TheStreet.com dated
                  March 5, 2002

         16.2     Letter from TheStreet.com to Arthur Andersen LLP dated
                  March 6, 2002

         16.3 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 12, 2002